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On June 5, 2014, XenoPort, Inc. updated slides 11 and 33 of the slide presentation entitled “The Right Strategy and Board to Build Stockholder Value” pertaining to certain proxy matters up for vote at XenoPort’s annual meeting scheduled for June 11, 2014 and first used in investor presentations on May 29, 2014. A copy of the updated investor presentation is filed herewith as Exhibit 1.

The Right Strategy and Board to Build Stockholder Value © Copyright 2014 XenoPort, Inc. All rights reserved. NASDAQ:XNPT

These slides and the accompanying oral presentation by XenoPort,
Inc. contain forward-looking statements that involve risks and uncertainties, including statements relating to the commercial opportunity and value proposition for HORZIANT; potential future sales and commercialization activity for HORIZANT; the XP23829 clinical development program, including the initiation or conduct of planned or potential future clinical trials and regulatory submissions and the timing thereof; expected patent coverage; the anticipated sufficiency of
XenoPort's cash reserves to fund its operations through 2015; and the therapeutic and commercial potential of XenoPort’s product
candidates, including XP23829. XenoPort can give no assurance with respect to these statements, and we assume no obligation to update them. For detailed information about the risks and uncertainties that could cause actual results to differ materially from those implied by, or anticipated in, these forward-looking statements, please refer to the
Risk Factors section of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and filed with the SEC.

XenoPort Investor Presentation
June 2014
Safe Harbor Language

XenoPort, Inc., its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with XenoPort’s 2014
Annual Meeting of Stockholders. XenoPort has filed with the SEC and provided to its stockholders a definitive proxy statement and a WHITE proxy card in connection with such solicitation. XENOPORT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE
PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND THE
ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER RELEVANT DOCUMENTS
WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT
INFORMATION.
Information regarding the names of XenoPort’s directors and executive officers and their respective interests in XenoPort by security holdings or otherwise is set forth in XenoPort’s definitive proxy statement for the 2014 Annual Meeting of Stockholders, filed with the SEC on
April 22, 2014, including Appendix B thereto.
The definitive proxy statement (and amendments or supplements thereto) and the accompanying WHITE proxy card, and any other relevant documents and other material filed by XenoPort with the SEC, are or will be available for no charge at the SEC’s website at
www.sec.gov and at XenoPort’s investor relations website at http://investor.xenoport.-
com/index.cfm. Copies may also be obtained free of charge by contacting XenoPort Investor
Relations by mail at 3410 Central Expressway, Santa Clara, California 95051 or by telephone at (408) 616-7200.
Additional Information

XenoPort Investor Presentation June 2014

Clinton’s Agenda
Clinton expressed disagreement with XenoPort Board’s
capital allocation decisions
Proposed in October 2013 and continues to recommend that
XenoPort stop the commercialization of HORIZANT
Insists that XenoPort focus all of its resources on XP23829, a compound that has yet to enter clinical studies in patients
Insists that Board replace CEO

XenoPort Investor Presentation June 2014

Agenda
XenoPort overview
Creating value in HORIZANT
®
XP23829 development execution
Monetizing/creating opportunity for other assets
XenoPort’s Board recommendations

XenoPort Investor Presentation
June 2014

XenoPort Overview

PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
NDA FILED
MARKETED
PARTNER
GABAPENTIN ENACARBIL
Restless Legs Syndrome – U.S.
Postherpetic Neuralgia – U.S.
Restless Legs Syndrome – Japan
astellas
XP23829
Psoriasis
Relapsing Forms of MS
ARBACLOFEN PLACARBIL
Alcohol Use Disorders
Reckitt Benckiser
XP21279
Parkinson's Disease

Background on XenoPort
Founded in 1999; IPO in 2005
92 full-time employees at December 31, 2013
Developed innovative biology/chemistry platform to improve drug efficacy, tolerability, compliance
Discovered and developed 4 patented mid/late stage or marketed compounds
XenoPort Investor Presentation
June 2014

NASDAQ
NASDAQ COMPOSITE
2062.57
10.85 +0.5%
1,121,623,214
10814.19
amazon.com
APC
intel
S&P 500 Index
1208.83
NASDAQ

$122.5 million of cash, cash
equivalents and short-term
investments at 3/31/14
Operations expected to be funded
through 2015
Additional $25 million in non-dilutive
cash expected in 2014 associated
with licensing agreement
announced 5/15/14*
No debt
All financial data as of March 31, 2014.

*Subject to antitrust clearance of transaction
XenoPort Investor Presentation
June 2014
Financials

Ronald W. Barrett, Ph.D.
Chief Executive Officer
Founder, former Chief Scientific Officer.
More than 25 years of executive management and R&D
experience in the pharmaceutical industry, Glaxo, Affymax, Abbott.
Richard Kim, M.D.
Senior VP, Chief
Medical Officer
More than a decade of
experience in both clinical
development and medical
affairs, including head of
the MS therapeutic area at
Elan and global medical
director, medical affairs at
Biogen Idec.
Greg Bates, D.V.M.
Senior VP, Regulatory
Affairs and Quality
25 years regulatory affairs
experience, Pharmacyclics,
Otsuka, Genentech,
Syntex.
Vincent Angotti
Executive VP and
Chief Operating
Officer
Over 20 years sales,
marketing, operations
experience.  Relaunched
numerous drugs as
executive at Reliant Pharma.
Operations roles at Novartis.
William Harris
Chief Financial Officer
Over 25 years finance experience. CFO at
Coulter (acquired by Corixa Corp).  Senior
level finance positions at Gilead.  MBA,
Santa Clara University.
Dave Savello, Ph.D.
Senior VP of
Development
Operations
Over 30 years broad pharma
industry experience.
Executive roles in R&D,
operations, regulatory at
Cardinal Health, Guilford,
Glaxo, Boehringer Ingelheim
and 3M Company.
Gianna M. Bosko
Senior VP, Chief Legal Officer
and Secretary
~20 years industry experience.  Previously
at Cooley LLP, general corporate and
securities law. J.D., University of Chicago
Law School.
XenoPort Investor Presentation
June 2014
Experienced Management Team

9 highly-qualified and proven leaders
8 independent directors
3 new directors have joined the Board over the past 5 years
Average tenure of 8.7 years versus average of ~10.1 years
for the S&P 500, ~10.8 years for the S&P 1500, ~10.7 years
for the S&P MidCap index and ~11.5 years for the S&P
SmallCap index¹
22 Board meetings held in 2013 as part of efforts to oversee
XenoPort’s strategy, to monitor progress, to consider strategic options and to build stockholder value
1
Source: ISS, “Director Tenure and Corporate Governance Features,” By Rob Yates, March 25, 2014.
XenoPort Investor Presentation
June 2014
XenoPort’s Current Board Members are
Independent, Qualified and Active

John Freund, M.D., Lead Independent Director
Managing Director: Skyline Ventures
Partner: Chancellor Capital (INVESCO). Morgan Stanley Venture Partners
Co-founder:  Intuitive Surgical
Former Executive: Acuson
Jeryl Hilleman
Audit Committee Chair
Ernest Mario, Ph.D.*
Dennis Fenton, Ph.D.*
Catherine Friedman
Paul Berns
Compensation Committee Chair
Ronald Barrett, Ph.D.
Wendell Wierenga, Ph.D.
William Rieflin*
Currently CEO at XenoPort
Former R&D Executive: Glaxo, Affymax
Currently CEO at Anacor
Former CEO: Allos, Bone Care
Former Commercial Executive: Abbott, BASF, BMS
Former Amgen EVP worldwide operations,
manufacturing, process development and quality
Former Managing Director and Head of West
Coast Healthcare Practice for Morgan Stanley
Currently CFO at Intersect ENT, Inc.
Former CFO: Ocera, Amyris, Symx, Geron, Cytel
Former CEO: Capnia, Reliant, Intrabiotics,
ALZA, Glaxo
Currently CEO at NGM Biopharma
Former President/COO: XenoPort;Tularik
Former CEO: Syrrx
Former Senior R&D Executive at Santarus,
Ambit, Neurocrine, Park Davis, UpJohn

XenoPort Investor Presentation
*Directors added in past 5 years
June 2014
Board with Proven Records, Relevant
Experience and Broad Skill Sets

XenoPort Phase 3 Trials
4 trials 3 positive 1 negative
• HORIZANT approved on
the basis of successful
Phase 3 program
XenoPort Phase 2 Trials
11 trials 7 positive 4 negative
• XP21279 study had trend
to positive outcome that
served as basis for FDA
discussion resulting in
agreement to move to
Phase 3
but…
Only 13% of small molecule drug candidates entering
clinical development are approved.
*
and…
* Dimasi et al., Clinical Pharmacology & Therapeutics 87, 272-277 (March 2010)
XenoPort Investor Presentation June 2014
XenoPort Success Rate in Mid/Late Stage
Trials Exceeds Industry Norms

In response to HORIZANT Complete Response Letter
• Moved rapidly to restructure around securing approval of HORIZANT and advancing its clinical-stage assets
• Conserved resources
• Reduced headcount by approximately 50%
• Eliminated research function
• CEO took voluntary pay cut
• Spearheaded successful effort to get FDA to approve HORIZANT
In response to AP MS spasticity Phase 3 trial results
• Moved rapidly to shut-down ongoing AP program expenses and re-focused around two key assets: XP23829 and HORIZANT
• Put XP21279 and AP on back burner as XP23829 believed to have higher value-creation potential
• Successfully out-licensed AP May 15, 2014*

*Subject to antitrust clearance of transaction
XenoPort Investor Presentation June 2014
Management and Board Have Made Tough
Decisions in Response to Setbacks

Realizable Pay and Performance
CEO Compensation ($MM)
TSR
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
$0.9
$1.0
$1.1
$1.8
$1.7
$0.8
$2.3
$1.1
2011
2012
2013
Average at FYE 2013
Peer Median
XenoPort
Peer Median
XenoPort

Pay for Performance Philosophy: CEO Compensation
Aligned with Performance and Peers
• Compensation composed of salary, cash bonus and long-term incentives
• Pay-for-performance philosophy and practice
* Minimum Corporate Goal performance required for any bonus payment
* Performance-based equity grants in 2010 and 2014
Note: Realizable pay for each year is calculated as base salary and bonus / NEIP as disclosed in the Summary Compensation Table, plus the intrinsic value of equity awards granted during the year, based on FYE stock price; If payout is not disclosed, performance awards are assumed at target; Three year average is calculated as average cash compensation plus average intrinsic equity value, based on 2013 FYE stock price.
• Average realizable compensation is <50% that of peers
• Realizable compensation has increased and decreased
appropriately with stock price performance
• Equity awards generally weighted towards stock options --
only deliver value if the stock price increases
Corp Bonus
Base Salary Plan Cash
2008 500,000 $           Paid in RSU's
2009 500,000 $           300,000 $
2010 465,937 $           No Bonus
2011 458,522 $           330,136 $
2012 469,985 $           444,136 $
2013 500,000 $           No Bonus
Cash Compensation
XenoPort Investor Presentation
June 2014

2008: Dr. Barrett requested and the Board agreed to pay bonus in stock to conserve cash
2010: Dr. Barrett requested and the Board agreed to reduce salary Minimum
Corporate Goal score was not met and no bonus paid
2011: 280G gross-up benefit eliminated
2013: Minimum Corporate Goal score was not met and no bonus paid
2014: Dr. Barrett requested and the Board agreed to no increase in salary 50% of long-term incentive grant performance-based Stock ownership guidelines implemented for executives and Board

Strategy to Build Stockholder Value

Advance development of XP23829 as potential treatment for
psoriasis and/or relapsing forms of multiple sclerosis
Build significant value for HORIZANT
• Provide funding source to capture the most value for
XP23829
• Potential revenue through out-licensing deal or through
achieving profitability of commercial effort
• Hedge risk inherent in XP23829 development
Monetize other assets and create “additional shots on goal”
through partnering
We  believe it would be imprudent to focus ONLY on XP23829,
despite its potential.  XP23829 is just entering Phase 2 studies and the biotechnology business has inherent risk.
XenoPort Investor Presentation
June 2014

Existing Stockholders Participated in
January 2014 Financing
XenoPort regularly meets with stockholders and potential new investors
XenoPort Board members met with majority of top 15
stockholders in January 2014 prior to financing to get feedback on Clinton’s demands and XenoPort’s strategy
Majority of largest stockholders participated in subsequent
financing

XenoPort Investor Presentation
June 2014

XenoPort

LADENBURG THALMANN

Jefferies

WELLS FARGO SECURITIES

LEERINK

Industry analysts recognize the value potential of HORIZANT
“We continue to see HORIZANT ($2.7 million in revenues in Q4 2013) as contributing modestly to XNPT valuation. However, if XNPT continues to execute well, we believe HORIZANT could become a profitable business unit and a modest contributor of cash.” – Ladenberg, 2/27/14
“Management has developed a new marketing strategy that shows initial signs of bearing fruit. The company has deployed 40 field representatives into 40 territories, and the team has already begun to outperform the marketing effort put forth by GSK.” – Jefferies, 4/21/14
“Horizant sales were $3M for the quarter with prescription trends continuing to provide some reflection of XNPT’s successful focused re-launch, and … its trajectory should enable the drug to be cash flow positive.” – Wells Fargo,
5/09/14
“HORIZANT appears to be generating positive momentum in markets where
XNPT is focused…. We believe HORIZANT revenues will continue to grow….” –
Leerink, 5/11/14
Industry Analysts are Supportive of the
Actions XenoPort is Taking on HORIZANT

Permission to use quotes was neither sought nor obtained.
XenoPort Investor Presentation
June 2014

Creating Value in HORIZANT ® (gabapentin enacarbil) Extended-Release Tablets

HORIZANT – Discovered and Developed by XenoPort for RLS prior to 2007
Former Partner
Launches
HORIZANT
Former Partner Experiences
Stockout
XenoPort
Initiates
HORIZANT
Commercialization
2010 2007 2008 2009 2011 2012 2013 2014
XenoPort and Former
Partner
Enter Into Licensing
Agreement
Receive
CRL
From FDA
FDA  Approves
HORIZANT for
Moderate-to-Severe
Primary RLS in
Adults
XenoPort
Initiates
Dispute
Process
FDA  Approves
HORIZANT for
Management of PHN
In Adults
XenoPort Reacquires
HORIZANT Rights
HORIZANT Agreement
Terminated
Please review the full prescribing and safety information for HORIZANT. The most common adverse reactions of HORIZANT in RLS patients: somnolence/sedation and dizziness, and in PHN patients: somnolence, dizziness and headache.
RLS
NDA
Accepted
XenoPort Investor Presentation June 2014
We Re-Launched HORIZANT
Less Than a Year Ago

Over 5 million adults suffer from
moderate-to-severe primary
restless legs syndrome (RLS)
>6 million annual prescription
Widespread use of dopamine
agonists
Growing awareness of issues
related to dopamine agonist use in
treatment of RLS
Sources: RLS Prevelance-NINDs, NIH, Sleep Medicine, Volume 14, No. 7 , 2013,
Mayo Clinic Proceedings, Volume 88, No. 9, 2013, Sleep, Vol. 35, No. 8, 2012

XenoPort Investor Presentation
June 2014
Moderate-to-Severe Primary RLS
Market Opportunity in U.S.

Only non-dopamine agonist approved for treatment of
moderate-to-severe primary RLS in adults
Proven effective in relieving RLS symptoms
HORIZANT is “not interchangeable with other gabapentin
products” (FDA Label)
Convenient once-a-day dosing
No titration to approved dose
Shows no evidence of augmentation, rebound or impulse
control disorders
Please review the full prescribing and safety information for HORIZANT. The most common adverse reactions of HORIZANT in RLS patients: somnolence/sedation and dizziness, and in PHN patients: somnolence, dizziness and headache.

XenoPort Investor Presentation
June 2014
HORIZANT Is Differentiated for RLS

International RLS Study Group Task Force recommends that alpha-2-
delta ligands should be considered for first-line treatment for patients with RLS
Willis Ekbom Disease Foundation Medical Advisory Board revised consensus statement on the management of RLS recommending
alpha-2-delta ligands should be considered for initial treatment for patients with RLS
American Academy of  Sleep Medicine identified gabapentin enacarbil as the only alpha-2-delta ligand with high level of evidence of efficacy for patients with RLS
RLS Treatment Guidelines Revised Since
HORIZANT Approval

HORIZANT is the only product in the alpha-2-delta ligand class approved for treatment of RLS.
Please review the full prescribing and safety information for HORIZANT. The most common adverse reactions of HORIZANT in RLS patients: somnolence/sedation and dizziness, and in PHN patients: somnolence, dizziness and headache.
XenoPort Investor Presentation
June 2014

Results from damage that occurs to
the peripheral nerve fibers during a
shingles outbreak
Pain associated with PHN can be very
intense
About 200,000 patients suffer from
PHN in the U.S.
Clear unmet medical need
• Only ~30% of patients receive >50%
reduction in PHN pain with gabapentin, the
most widely used agent to treat PHN
Sources:  Decision Resources, Inc. 2010, Neurontin Product Label

XenoPort Investor Presentation
June 2014
Postherpetic Neuralgia (PHN)

Simple dosing
• Three days at 600 mg once a day
• 4
th
day at approved 600 mg twice daily
Effective at one week
Pharmacokinetic differentiation
• High bioavailability (75%)
• Sustained 24-hour gabapentin blood levels (Peak/Trough = 1.5)
• “Not interchangeable with other gabapentin products” (FDA label)
Pivotal trial showed 42% of PHN patients experienced >50% pain intensity score from baseline
24-hour pain reduction
Approved for PHN by FDA but never launched by former partner
Please review the full prescribing and safety information for HORIZANT. The most common adverse reactions of HORIZANT in RLS patients: somnolence/sedation and dizziness, and in PHN patients: somnolence, dizziness and headache.  Patients with renal insufficiency require a modified dose."

XenoPort Investor Presentation
June 2014
HORIZANT is Differentiated for PHN

Change in former partner’s CEO – HORIZANT champions departed
Change in former partner’s development strategy
• Partner exited pain development which was a major part of HORIZANT life cycle planning
Government investigation of former partner’s past marketing practices
• Led to former partner’s $3B settlement with U.S. Government
• Corporate Integrity Agreement
• New selling model for former partner (no individual incentives for sales)
implemented on the day of HORIZANT launch
Six months after former partner’s launch, market research of targeted customers showed top three reasons for not prescribing HORIZANT:
• “Wasn’t aware of HORIZANT”
• “Did not know enough about HORIZANT to decide”
• “Did not know HORIZANT was approved”

XenoPort Investor Presentation
June 2014
HORIZANT: What Went Wrong with
Former Partner?

Seattle
WASH.
Portland
Regina
Winnipeg
ONTARIO
MONT.
N. DAK.
Thunder Bay
Duluth
Montréal
OREGON
U N I T E D S T A T E S
MINN.
Ottawa
Boise
Sheridan
S. DAK.
WIS.
Toronto
IDAHO
Reno
WYO.
Cheyenne
Sioux Falls
NEBR.
IOWA
San Francisco
CALIF.
NEVADA
UTAH
COLORADO
Denver
KANSAS
Wichita
PA.
New York
St. George
Las Vegas
Virginia Beach
Los Angeles
San Diego
ARIZONA
NEW MEXICO
OKLAHOMA CITY OK
Memphis
ARK.
Pacific Ocean
SONORA
TEXAS
Dallas
MISS.
ALABAMA
GA.
Savannah
Jacksonville
Hermosillo
CHIHUAHUA
Chihuahua
Tallahassee
New Orleans
Ciudad Obregon
San Antonio
Houston
Tampa
Hidalgo del Parral
COAHUILA
Gulf of Mexico
Miami
Nassau
Monterrey

Strategy
• Measure responsiveness quickly and efficiently
• Build value in HORIZANT to provide strategic optionality (monetize or grow business)
• Closely monitor results to make sure continued investment is warranted
Tactics
• Leverage $40 million and 50 metric tons of active ingredient acquired as part of settlement
• Implement state-of-the-art promotional tools
• Personal promotion and marketing efforts focused in 40 territories

•
XenoPort sales
specialists call on ~10%
of the potential market
•
~40 sales reps vs.
former partner’s ~300
XenoPort Investor Presentation
June 2014
XenoPort’s Initial Strategy Demonstrate that
HORIZANT is Promotionally Responsive

XenoPort

800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
+24%
746,729
601,201
XNPT 40 sales reps
Former partner 300 sales reps
GSK 1Q13
XP 1Q14

16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
14,710
+630%
2,024
GSK 1Q13
XP 1Q14

800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
588,434
359,685
GSK 1Q13
XP 1Q14

Solid HORIZANT Prescription Performance in 1Q 2014 +64% 27 National Prescribed Tablets XP Territories Prescribed Tablets Prescribed Tablets per Rep XenoPort Investor Presentation June 2014

Tablets per Week
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
63,599
13,506
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14

HORIZANT Prescription Growth Coming
from XenoPort Promotion

XenoPort
Promoted
Territories
Non-Promoted
Territories
Former
Partner
Stockout
XenoPort
Commercialization
Begins
Weekly HORIZANT Prescribed Tablets
XenoPort Investor Presentation
June 2014

Monthly HORIZANT TRx by Specialty
XenoPort Begins Promotion
2500
2000
1500
1000
500
0
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
PCP
Neuro
Psych
PUD/Sleep
Pain/Anes
Other

Physicians Now Receiving RLS AND PHN
Promotional Messages

Former Partner Never Launched for PHN Indication
Please review the full prescribing and safety information for HORIZANT. The most common adverse reactions of HORIZANT in RLS patients: somnolence/sedation and dizziness, and in PHN patients: somnolence, dizziness and headache.  Patients with renal insufficiency require a modified dose."
XenoPort Investor Presentation
June 2014

69,645
80,000
60,000
40,000
20,000
-
31-May
14-Jun
28-Jun
12-Jul
26-Jul
9-Aug
23-Aug
6-Sep
20-Sep
4-Oct
18-Oct
1-Nov
15-Nov
29-Nov
13-Dec
27-Dec
10-Jan
24-Jan
7-Feb
21-Feb
7-Mar
21-Mar
4-Apr
18-Apr
2-May

4-Week Rolling Average  - HORIZANT Prescribed Tablets
May 31, 2013 to May 9, 2014
XenoPort Investor Presentation
June 2014
69,645 tablets at current WAC price = $489,125 / week
Achieved with 40 sales reps promoting to physicians that
represent ~10% of the potential market
HORIZANT Gross Demand Sales at ~$25 Million
Annualized Run Rate and Ramping

Our focused effort has demonstrated promising promotional
responsiveness
HORIZANT is now appropriately priced to be competitive with branded peers
• Prescriptions remain robust after price increases
• This value has accrued to XenoPort stockholders because we still own the product
HORIZANT has patent protection through 2026
HORIZANT current annualized run rate is ~$25 million and ramping
HORIZANT’s poor performance by former partner is explainable
•
We believe XenoPort is building significant value in an asset whose value was not apparent to the external world when re-acquired.
•
We believe it would be imprudent to discontinue HORIZANT when value creation curve remains steep.
XenoPort Investor Presentation
June 2014
HORIZANT Summary

XP23829 Development Execution

FUMADERM (mixture of dimethylfumarate and monoethyl fumarate salts)
• Approved in 1990s and widely used for the treatment of psoriasis in
Germany
TECFIDERA (dimethylfumarate)
• Approved in March 2013 in the United States and February 2014 in EU for
the treatment of relapsing forms of MS
• Q1 2014 TECFIDERA revenues were $506 million ($460 million in U.S.; $46 million in sales outside the U.S.)
XP23829 has novel chemical structure that produces the same active metabolite as TECFIDERA (dimethylfumarate)

XenoPort Investor Presentation
June 2014
Background:
Fumaric Acid Ester Products

Lower incidence/less severe GI side effects and flushing
• Improved compliance; fewer treatment failures
Onset and/or magnitude of efficacy
• Earlier onset of immunomodulation
Reduced dosing frequency
• Once a day rather than twice (TECFIDERA) or three times (FUMADERM)
daily

XenoPort Investor Presentation
June 2014
Potential Advantages and Areas of
Differentiation

Completed numerous preclinical studies
Most studies included DMF for comparison
Animals studies demonstrated less gastric irritation
Phase 1 data has demonstrated favorable pharmacokinetic and
pharmacodynamic effects
Included direct comparison with TECFIDERA
Demonstrated appropriate MMF exposure
Demonstrated immune biomarker effects with once-a-day dosing
Preparing to initiate a Phase 2 clinical trial in patients with moderate-to-
severe plaque psoriasis by mid-2014

•
Early-stage development proceeds in a step-wise fashion and is less costly than later-stage development.
•
XenoPort has aggressively invested in XP23829 by including DMF and TECFIDERA in studies to assess potential for differentiation.
XenoPort Investor Presentation
June 2014
Ramping Investment in XP23829 Appropriate for
its Stage of Development

Lymphocyte reductions require further exploration
• Psoriasis Phase 2 study is designed to establish whether XP23829 differs from
FUMADERM/TECFIDERA and to assess the potential benefits and risks if different
TECFIDERA’s patents likely to be challenged
• Generic DMF could enter the market and “raise the bar” for a second generation product
MS and psoriasis markets will be crowded by earliest potential XP23829 launch date
• Nine approved drugs in U.S. for relapsing forms of MS
• Generic MS treatments may reach market as early as this year and change pricing dynamics
• Seven approved drugs in U.S. for moderate-to-severe plaque psoriasis
• Five compounds in Phase 3 development
• Two oral drugs (apremilast and tofacitinib) expected to enter market in next year

We  believe it would be imprudent to focus ONLY on this mid-stage asset, despite its potential.
XenoPort Investor Presentation
June 2014
XP23829 has Inherent Risk,
Like All Drug Candidates

Monetizing/Creating Opportunity for Other Assets

Exclusive world-wide rights granted to Reckitt Benckiser
Pharmaceuticals announced on May 15, 2014
1
Initial development focus: Alcohol Use Disorder
$20 million up-front plus $5 million on technology transfer
completion
Up to $70 million in development and regulatory milestones
Up to $50 million in commercial milestones
Tiered double-digit royalty payments up to mid-teens on a
percentage basis on potential future net sales in the U.S.
High single-digit royalty payments on potential future sales outside the U.S.

1 Subject to antitrust clearance of transaction
Significant value for an asset that Wall Street had recently valued at $0.
XenoPort Investor Presentation
June 2014
AP Agreement Creates Value for
XenoPort Stockholders

XenoPort’s Board Recommendations

June 2013: Clinton began buying and selling XenoPort shares.
October 2013: Clinton issues public letter attacking performance and leadership, and demanding replacement of XenoPort’s CEO.
Fall – Winter 2013: Members of XenoPort’s Board and management have conference calls, in-person meetings and written exchanges with
Clinton to understand and share views. Clinton fails to meet XenoPort’s request for the financial analysis offered in Clinton’s October letter.
January 2014: Clinton does not respond to management’s offer to review HORIZANT progress and public guidance on potential time to reach profitability.
February 2014: Clinton provides notice of intent to nominate competing slate of director candidates and present other proposals at Annual
Meeting.
XenoPort Board Engagement with Clinton

XenoPort Investor Presentation
June 2014

February 2014: Members of XenoPort’s Board engage in multiple discussions with Clinton in an effort to reach a resolution and avoid a costly and disruptive proxy battle.
March 2014: Clinton does not respond to XenoPort’s modified
settlement proposal.
April 2014:  Clinton reduced his position and reportedly now holds 1.6%
of XenoPort stock.
1
XenoPort Board Engagement with Clinton (con’t)

1) Clinton Definitive Proxy, Filed 4/25/14
•
XenoPort’s Board attempted to constructively engage with
Clinton to no avail.
•
The Board is open to stockholder feedback and is committed to doing what is in the best interest of all stockholders.
XenoPort Investor Presentation
June 2014

Clinton’s Agenda for Capital Allocation
Clinton’s Agenda for Capital Allocation
Could Destroy Value
Could Destroy Value
Now is the worst time to abandon HORIZANT commercialization
•
Investment in commercial operations is complete
•
Investments in marketing initiatives and programs are largely committed
•
Positive trajectory of sales is increasing the value of a partnership or divestiture of
HORIZANT
HORIZANT could generate meaningful non-dilutive revenue to fund further advances of XP23829 development
Diverting funding from HORIZANT to XP23829 will not accelerate its development
Putting all eggs in one basket is a risky strategy in an inherently risky industry

XenoPort Investor Presentation
June 2014

Clinton’s Agenda to Replace XenoPort CEO and Two
Highly-Qualified Directors Could Destroy Value
Clinton Agenda:  replace the CEO
Dr. Barrett has played, and will continue to play, a pivotal role in executing
XenoPort’s strategy
Clinton has not identified or proposed an alternative CEO.  Dismissing current CEO would create a void in the leadership on critical initiatives:
Initiating by mid-year and conducting a Phase 2 trial for XP23829
Driving education and appropriate use of HORIZANT
Engaging in discussions with potential strategic partners
Clinton Agenda: replace three Board members: Dr. Barrett, Ms. Hilleman and Dr.
Wierenga

XenoPort Investor Presentation
June 2014
Replacing these three XenoPort directors removes experience and expertise that are essential to XenoPort’s future success

Director Nominees Provide Expertise
Director Nominees Provide Expertise
Critical to XenoPort’s Success
Critical to XenoPort’s Success
Ronald W. Barrett, Ph.D.
Chief Executive Officer of XenoPort since 2001
20+ years of executive management experience in the pharmaceutical industry
Chief Scientific Officer of XenoPort from 1999 to 2001
Various positions at Affymax Research Institute, the most recent of which was Senior Vice President of Research
Dr. Barrett’s leadership and strategic direction have led to the discovery and development of our novel product candidates
(including XP23829) and have enabled XenoPort to evolve from a research-based company to an integrated company with
development and commercialization capabilities.

XenoPort Investor Presentation
June 2014

Director Nominees Provide Expertise
Critical to XenoPort’s Success
Jeryl L. Hilleman
Chair of XenoPort Audit Committee
30+ years of finance, marketing and investment experience and an impressive history of executive leadership
20+ years as CFO of both private and public companies
Ms. Hilleman’s considerable expertise in finance and accounting allows her to provide important guidance and direction to
XenoPort in relation to its finance, compliance and auditing needs, as demonstrated by her work in helping to successfully navigate the accounting complexities and SEC interactions associated with the re-acquisition of HORIZANT.  Her knowledge of XenoPort’s financials would be difficult to replace.

XenoPort Investor Presentation
June 2014

Director Nominees Provide Expertise
Director Nominees Provide Expertise
Critical to XenoPort’s Success
Critical to XenoPort’s Success
Wendell Wierenga, Ph.D.
Executive leadership of pharmaceutical research, clinical development and regulatory functions for a number of national and multi-national corporations, including Santarus
(acquired by Salix Pharmaceuticals for $2.6 B) and Syrrx (acquired by Takeda for $270M)
Director of multiple publicly-traded biopharmaceutical companies, including Onyx
Pharmaceuticals (acquired by Amgen for $10 B)
Dr. Wierenga’s substantial R&D experience has contributed to the successful development of our pipeline and the approval of HORIZANT.
His Board experience, including membership of compensation
committees and involvement with M&A processes, provides unique value to the Board.

XenoPort Investor Presentation
June 2014
40 years of leadership of pharmaceutical and biopharmaceutical companies, including
Participated in the submission of 70+ Investigational New Drug applications and the filing of 16 New Drug Applications/Biologics License Applications,
and 16 FDA-approved drug products

The Right Strategy and Board to Execute
and Deliver Long-Term Value
XenoPort Is Committed to Realizing the Full Potential of its Assets and Acting
in the Best Interests of XenoPort Stockholders.
We Ask That You Vote FOR ALL the Board’s Director Nominees

XenoPort Investor Presentation
June 2014
Our Board is active and engaged, and has the depth and diversity of skills and expertise needed to oversee the execution of XenoPort’s strategy
We are making meaningful progress commercializing HORIZANT
We are committed to optimizing the value of XP23829
Our Board has concluded that Clinton’s nominees add no relevant skills, experience or expertise that is not already well represented on the Board
Our Board believes that Clinton’s nominees will push an uninformed agenda that could undermine the Board’s goal of maximally enhancing value of XenoPort through current investment in BOTH HORIZANT and XP23829

XenoPort Investor Presentation
HORIZANT
®
(gabapentin enacarbil) Extended-Release Tablets
INDICATIONS
HORIZANT
®
(gabapentin enacarbil) is a prescription medicine used to:
treat adults with moderate-to-severe primary Restless Legs Syndrome (RLS). HORIZANT is not for people who need to sleep during the daytime and stay awake at night.
manage pain from damaged nerves (postherpetic neuralgia) that follows healing of shingles (a painful rash that comes after a herpes zoster infection) in adults.
IMPORTANT SAFETY INFORMATION
Do not drive after taking your dose of HORIZANT until you know how it affects you, including the morning after you take it. Do not operate heavy machinery or do other dangerous activities until you know how HORIZANT affects you. HORIZANT can cause sleepiness, dizziness, slow thinking, and can affect your coordination. Ask your healthcare provider when it is okay to do these activities.
Do not take other medicines that make you sleepy or dizzy while taking HORIZANT without talking to your healthcare provider. Taking
HORIZANT with these other medicines may make your sleepiness or dizziness worse.
HORIZANT may cause suicidal thoughts or actions in a very small number of people (about 1 in 500). Pay attention to any changes, especially sudden changes, in mood, behaviors, thoughts, or feelings. Call your healthcare provider right away if you have any of these symptoms, especially if they are new, worse, or worry you:
thoughts or actions about suicide, self-harm, or dying; attempt to commit suicide new or worsening depression or anxiety; or feeling agitated
new or worse restlessness or panic attacks
new or worse trouble sleeping (insomnia); or irritability
acting aggressive, being angry, or violent; acting on dangerous impulses an extreme increase in activity or talking (mania); other unusual changes in mood or behavior
Do not
stop taking HORIZANT without first talking to your healthcare provider.
Suicidal thoughts or actions can be caused by things other than medicines. If you have these thoughts or actions, your healthcare provider may check for other causes.
HORIZANT may cause a serious or life-threatening allergic reaction that may affect your skin or other parts of your body such as your liver or blood cells. You may or may not have a rash with these types of reactions. Call a healthcare provider right away if you have any of the following symptoms: skin rash, hives, fever, swollen glands that do not go away, swelling of your lips or tongue, yellowing of your skin or eyes, unusual bruising or bleeding, severe fatigue or weakness, unexpected severe muscle pain, or frequent infections. These symptoms may be the first signs of a serious reaction. A healthcare provider should examine you to decide if you should continue taking HORIZANT.
June 2014 48
HORIZANT:
Important Safety Information

XenoPort Investor Presentation
HORIZANT is not the same medicine as gabapentin (for example, Neurontin
®
and Gralise
®
). HORIZANT should not be used in their place. Do
not take these or other gabapentin products while taking HORIZANT.
Before taking HORIZANT, tell your healthcare provider if you:
have or have had kidney problems or are on hemodialysis
have or have had depression, mood problems, or suicidal thoughts or behavior have or have had seizures
have a history of drug abuse
have any other medical conditions
are pregnant or plan to become pregnant. It is not known if HORIZANT will harm your unborn baby. Talk to your healthcare provider if you are pregnant or plan to become pregnant while taking HORIZANT. You and your healthcare provider will decide if you should take
HORIZANT while you are pregnant
are breastfeeding or plan to breastfeed. Your body turns HORIZANT into another drug (gabapentin) that passes into your milk. It is not known if this can harm your baby. You and your healthcare provider should decide if you will take HORIZANT or breastfeed drink alcohol
Do not drink alcohol while taking HORIZANT because it may increase the risk of side effects.
Tell your healthcare provider about all the medicines you
take,
including prescription and non-prescription medicines, vitamins, and herbal supplements. Taking HORIZANT with certain other medicines can cause side effects or affect how well they work. Do not start or stop other medicines without talking to your healthcare provider.
Do not stop taking HORIZANT without talking to your healthcare provider first. If you stop taking HORIZANT suddenly, you may develop side effects.
The most common side effects of HORIZANT include dizziness, sleepiness, and headache. Tell your healthcare provider about any side effect that bothers you or does not go away. These are not all the possible side effects of HORIZANT. For more information, ask your healthcare provider or pharmacist.
You are encouraged to report negative side effects of prescription drugs to the FDA. Visit
www.fda.gov/medwatch,
or call 1-800-FDA-1088.
See Medication Guide.
June 2014
HORIZANT:
Important Safety Information